UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2020

Semiannual Report

to Shareholders

DWS RREEF MLP & Energy

Infrastructure Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

4	Letter to Shareholders
5	Performance Summary
8	Portfolio Management Team
9	Portfolio Summary
10	Investment Portfolio
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
34	Information About Your Fund’s Expenses
36	Liquidity Risk Management
37	Advisory Agreement Board Considerations and Fee Evaluation
42	Account Management Resources
44	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF MLP & Energy Infrastructure Fund

Investments in securities of master limited partnerships (MLPs) involve risks that differ from investments in common stock, including risks related to: limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP’s general partner, cash flows, dilution and the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. The Fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector, including among others: substantial price volatility, fluctuations in commodity prices; reduced availability and consumer demand. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes (rather than a partnership), which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income which could reduce the amount of cash available for distribution, result in a reduction of the value of the Fund’s investment, or lower income to the Fund. The Fund’s strategy of investing to a significant degree in MLPs results in the Fund being taxed as a regular corporation and involves complicated accounting, tax and valuation issues — especially in the calculation of the Fund’s share price. Unlike a traditional open-end mutual fund, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations , will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local, and possibly foreign, income taxes. Refer to the prospectus for more details about tax risks. The securities markets are volatile and the market prices of the Fund’s securities may decline. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

DWS RREEF MLP & Energy Infrastructure Fund	|	3

Letter to Shareholders

Dear Shareholder:

While the economy is not expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. U.S. markets have moved back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. We believe stocks have become even more appealing for the medium- to long-term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make timely strategic and tactical decisions. Those insights are updated frequently and are always available on the “Insights” section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events can add significant value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS RREEF MLP & Energy Infrastructure Fund

Performance Summary	May 31, 2020 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	Life of Fund*

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	–25.81%	–34.00%	–11.53%	–10.89%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–30.08%	–37.80%	–12.58%	–11.87%
Alerian MLP Infrastructure Index†	–26.82%	–37.56%	–13.72%	–13.05%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
Unadjusted for Sales Charge		–51.16%	–16.38%	–16.02%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–53.97%	–17.36%	–16.98%
Alerian MLP Infrastructure Index†		–61.91%	–21.05%	–21.09%

Class C	6-Month‡	1-Year	5-Year	Life of Fund*

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	–26.05%	–34.54%	–12.18%	–11.53%
Adjusted for the Maximum Sales Charge (max 1.00% load)	–26.76%	–34.54%	–12.18%	–11.53%
Alerian MLP Infrastructure Index†	–26.82%	–37.56%	–13.72%	–13.05%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
Unadjusted for Sales Charge		–51.46%	–16.94%	–16.60%
Adjusted for the Maximum Sales Charge (max 1.00% load)		–51.46%	–16.94%	–16.60%
Alerian MLP Infrastructure Index†		–61.91%	–21.05%	–21.09%

Class S	6-Month‡	1-Year	5-Year	Life of Fund*

Average Annual Total Returns as of 5/31/20
No Sales Charges	–25.75%	–33.90%	–11.39%	–10.74%
Alerian MLP Infrastructure Index†	–26.82%	–37.56%	–13.72%	–13.05%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
No Sales Charges		–51.09%	–16.23%	–15.88%
Alerian MLP Infrastructure Index†		–61.91%	–21.05%	–21.09%

Institutional Class	6-Month‡	1-Year	5-Year	Life of Fund*

Average Annual Total Returns as of 5/31/20
No Sales Charges	–25.54%	–33.77%	–11.27%	–10.62%
Alerian MLP Infrastructure Index†	–26.82%	–37.56%	–13.72%	–13.05%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
No Sales Charges		–50.96%	–16.11%	–15.76%
Alerian MLP Infrastructure Index†		–61.91%	–21.05%	–21.09%

DWS RREEF MLP & Energy Infrastructure Fund	|	5

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2020 are 5.15%, 5.89%, 4.90% and 4.89% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

6	|	DWS RREEF MLP & Energy Infrastructure Fund

*	The Fund commenced operations on February 3, 2015.

†

The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs). The index is a capped, float adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from the transportation, storage and processing of energy commodities and is disseminated real time on a price return basis and on a total return basis.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class

Net Asset Value
5/31/2020	$4.34	$4.35	$4.34	$4.35
11/30/19	$6.07	$6.08	$6.07	$6.08

Distribution Information as of 5/31/2020
Return of Capital, Six Months	$.17	$.15	$.18	$.18

DWS RREEF MLP & Energy Infrastructure Fund	|	7

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for DWS.

–	BS in Business Administration, University of Southern California.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 2002.

–	BS, Indiana University-Bloomington.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1999.

–	BBA, St. Bonaventure University; MBA, University of Chicago.

Avraham D. Feinberg, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2012; previously worked as an Equity Analyst at Morningstar and as a Senior Business Planning Consultant at MetLife.

–	Securities Analyst, Infrastructure Securities: Chicago.

–	BA in Economics from Northwestern University; MBA, Northwestern University.

8	|	DWS RREEF MLP & Energy Infrastructure Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	5/31/20	11/30/19
Master Limited Partnerships	57%	56%
Common Stocks	42%	44%
Cash Equivalents	1%	—
	100%	100%

Sector Allocation (As a % of Master Limited Partnerships and Common Stocks)	5/31/20	11/30/19
Diversified Midstream	56%	45%
Natural Gas Pipelines & Storage	26%	20%
Crude Oil & Refined Products	14%	17%
Fee-Based Gathering & Processing	4%	11%
Commodity Gathering & Processing	—	7%
	100%	100%

Ten Largest Holdings at May 31, 2020 (89.5% of Net Assets)
1	Williams Companies, Inc.	14.1%
	Owns and operates midstream gathering and processing assets, and interstate natural gas pipelines
2	EQT Midstream Partners LP	11.0%
	Acquires, owns, develops and operates midstream natural gas assets in Appalachian Basin
3	Magellan Midstream Partners LP	10.4%
	Owns and operates assets to store, transport, and distribute refined products, crude oil, and marine fuels
4	TC Energy Corp.	10.3%
	Provider of natural gas transmission and power services
5	Energy Transfer LP	10.1%
	Owns and operates a diversified portfolio of energy assets
6	Enterprise Products Partners LP	10.0%
	Provides processing and transportation services to producers and consumers of natural gas liquids
7	Cheniere Energy, Inc.	9.6%
	Develops liquified natural gas terminals
8	TC PipeLines LP	5.4%
	Acquires, owns, and participates in the managements of United States-based pipeline assets
9	Gibson Energy, Inc.	4.3%
	Provider to the oil and gas industry with operations across producing regions throughout North America
10	MPLX LP	4.3%
	Acquires, owns, operates and develops crude oil, refined products and other hydrocarbon-based product pipelines and other midstream assets

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 42 for contact information.

DWS RREEF MLP & Energy Infrastructure Fund	|	9

Investment Portfolio	as of May 31, 2020 (Unaudited)

	Shares	Value ($)
Master Limited Partnerships 58.7%
Crude Oil & Refined Products 14.7%

Magellan Midstream Partners LP	7,750	351,385

MPLX LP	7,610	144,514

		495,899

Diversified Midstream 23.6%

Energy Transfer LP	41,900	341,904

Enterprise Products Partners LP	17,750	339,025

Plains All American Pipeline LP	12,010	116,497

		797,426

Fee-based Gathering & Processing 4.0%
Enable Midstream Partners LP	32,240	134,118

Natural Gas Pipelines & Storage 16.4%

EQT Midstream Partners LP	19,010	373,547

TC PipeLines LP	5,180	182,077

		555,624
Total Master Limited Partnerships (Cost $2,924,521)		1,983,067

Common Stocks 43.5%
Diversified Midstream 33.9%

Altus Midstream Co. “A”*	192,660	132,935

Gibson Energy, Inc.	9,400	145,419

ONEOK, Inc.	1,170	42,927

TC Energy Corp.	7,750	349,267

Williams Companies, Inc.	23,313	476,285

		1,146,833

Natural Gas Pipelines & Storage 9.6%
Cheniere Energy, Inc.*	7,290	323,311
Total Common Stocks (Cost $1,974,226)		1,470,144

Cash Equivalents 0.5%

DWS Central Cash Management Government Fund, 0.12% (a) (Cost $17,888)	17,888	17,888

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $4,916,635)	102.7	3,471,099
Other Assets and Liabilities, Net	(2.7)	(90,247)

Net Assets	100.0	3,380,852

The accompanying notes are an integral part of the financial statements.

10	|	DWS RREEF MLP & Energy Infrastructure Fund

A summary of the Fund’s transactions with affiliated investments during the period ended May 31, 2020 are as follows:

Value ($) at 11/30/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 5/31/2020	Value ($) at 5/31/2020
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.12% (a)
—	2,363,486	2,345,598	—	—	440	—	17,888	17,888

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Master Limited Partnerships (b)	$1,983,067	$—	$—	$1,983,067
Common Stocks (b)	1,470,144			1,470,144
Short-Term Investments	17,888	—	—	17,888
Total	$3,471,099	$—	$—	$3,471,099

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	11

Statement of Assets and Liabilities

as of May 31, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $4,898,747)	$3,453,211
Investment in DWS Central Cash Management Government Fund (cost $17,888)	17,888
Foreign currency, at value (cost $20,289)	20,635
Receivable for Fund shares sold	29,056
Interest receivable	13
Due from Advisor	136,431
Other assets	37,661
Total assets	3,694,895

Liabilities
Payable for investments purchased	14,649
Payable for Fund shares redeemed	16,609
Accrued Trustees’ fees	548
Accrued audit and tax fees	185,814
Accrued reports to shareholders fees	5,631
Accrued Taxes	76,119
Other accrued expenses and payables	14,673
Total liabilities	314,043
Net assets, at value	$3,380,852

Net Assets Consist of
Distributable earnings (loss), net of taxes	(3,320,792)
Paid-in capital	6,701,644
Net assets, at value	$3,380,852

The accompanying notes are an integral part of the financial statements.

12	|	DWS RREEF MLP & Energy Infrastructure Fund

Statement of Assets and Liabilities as of May 31, 2020 (Unaudited) (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($618,762 ÷ 142,433 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$4.34

Maximum offering price per share (100 ÷ 94.25 of $4.34)	$4.60
Class C

Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($183,695 ÷ 42,222 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$4.35
Class S

Net Asset Value offering and redemption price per share ($2,071,288 ÷ 477,411 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$4.34
Institutional Class

Net Asset Value offering and redemption price per share ($507,107 ÷ 116,622 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$4.35

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	13

Statement of Operations

for the six months ended May 31, 2020 (Unaudited)

Investment Income
Income:

Distributions from master limited partnerships	$150,744
Less return of capital distributions	(150,744)
Dividends (net of foreign taxes withheld of $2,686)	40,951
Income distributions — DWS Central Cash Management Government Fund	440
Total income	41,391
Expenses:

Management fee	21,225
Administration fee	2,628
Services to shareholders	5,070
Distribution and service fees	2,695
Custodian fee	2,463
Audit and tax fees	226,064
Legal fees	9,501
Reports to shareholders	17,185
Registration fees	27,220
Trustees’ fees and expenses	1,045
State franchise tax expense	1,850
Other	3,856
Total expenses before expense reductions, before taxes	320,802
Expense reductions	(298,748)
Total expenses after expense reductions, before taxes	22,054
Net investment income (loss), before taxes	19,337
Net tax (expense) benefit	1,199
Net investment income (loss), net of taxes	20,536

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(1,179,642)
Foreign currency	(3,738)
Net tax (expense) benefit	(73,400)
(1,256,780)
Change in net unrealized appreciation (depreciation) on:

Investments	(448,535)

Foreign currency	344
Net tax (expense) benefit	(27,799)
(475,990)
Net gain (loss)	(1,732,770)
Net increase (decrease) in net assets resulting from operations	$(1,712,234)

The accompanying notes are an integral part of the financial statements.

14	|	DWS RREEF MLP & Energy Infrastructure Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019

Operations:

Net investment income (loss), net of taxes	$20,536	$(78,570)
Net realized gain (loss), net of taxes	(1,256,780)	(62,490)
Change in net unrealized appreciation (depreciation), net of taxes	(475,990)	171,927
Net increase (decrease) in net assets resulting from operations	(1,712,234)	30,867
Distributions to shareholders:

Class A	—	(14,601)
Class C	—	(10,037)
Class S	—	(103,546)
Institutional Class	—	(56,450)
Return of capital distributions to shareholders:

Class A	(23,319)	(34,985)
Class C	(8,094)	(24,049)
Class S	(89,468)	(248,105)
Institutional Class	(28,114)	(135,260)
Total distributions	(148,995)	(627,033)
Fund share transactions:

Proceeds from shares sold	1,375,542	4,224,542
Reinvestment of distributions	148,799	625,096
Payments for shares redeemed	(3,517,158)	(7,519,234)
Net increase (decrease) in net assets from Fund share transactions	(1,992,817)	(2,669,596)
Increase (decrease) in net assets	(3,854,046)	(3,265,762)
Net assets at beginning of year	7,234,898	10,500,660

Net assets at end of year	$3,380,852	$7,234,898

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	15

Financial Highlights

	Six Months Ended 5/31/20		Years Ended November 30,				Period Ended
Class A	(Unaudited)		2019	2018	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$6.07		$6.74	$7.05	$7.62	$7.27	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b,f]	.02		(.06)	(.14)	(.10)	(.10)	(.05)
Net realized and unrealized gain (loss)	(1.58)		(.17)	.19	(.26)	.65	(2.56)
Total from investment operations	(1.56)		(.23)	.05	(.36)	.55	(2.61)
Less distributions from:

Distributable earnings	—		(.13)	—	(.21)	—	—
Return of capital	(.17)		(.31)	(.36)	—	(.20)	(.12)
Total distributions	(.17)		(.44)	(.36)	(.21)	(.20)	(.12)
Net asset value, end of period	$4.34		$6.07	$6.74	$7.05	$7.62	$7.27
Total Return (%)[c,d]	(25.81	)**	(3.79)	.41	(4.86)	7.17	(25.85	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	1	1	1	.6
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	10.65	*	4.50	5.14	5.62	8.43	19.06	*
Tax expense (benefit) (%)[e]	1.88		(.65)	.74	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions and (including interest expense and dividend expense for securities sold short) (%)[e]	2.73	*	.20	2.39	1.72	1.99	1.74	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[e]	2.73	*	.20	2.39	1.72	1.65	1.65	*
Ratio of net investment income (loss), before taxes (%)	.71	*	.77	(1.13)	(1.29)	(1.38)	(.70	)*
Ratio of net investment income (loss), after taxes (%)[f]	.73	*	(.88)	(1.87)	(1.30)	(1.38)	(.70	)*
Portfolio turnover rate (%)	27	**	92	173	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).
[f]	Includes tax (expense) benefit derived from net investment income (loss) only.
*	Annualized
**	Not annualized

The accompanying notes are an integral part of the financial statements.

16	|	DWS RREEF MLP & Energy Infrastructure Fund

	Six Months Ended 5/31/20		Years Ended November 30,				Period Ended
Class C	(Unaudited)		2019	2018	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$6.08		$6.75	$7.06	$7.63	$7.27	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b,f]	(.00	)***	(.11)	(.19)	(.16)	(.16)	(.12)
Net realized and unrealized gain (loss)	(1.58)		(.17)	.18	(.26)	.66	(2.54)
Total from investment operations	(1.58)		(.28)	(.01)	(.42)	.50	(2.66)
Less distributions from:

Distributable earnings	—		(.11)	—	(.15)	—	—
Return of capital	(.15)		(.28)	(.30)	—	(.14)	(.07)
Total distributions	(.15)		(.39)	(.30)	(.15)	(.14)	(.07)
Net asset value, end of period	$4.35		$6.08	$6.75	$7.06	$7.63	$7.27
Total Return (%)[c,d]	(26.05	)**	(4.51)	(.36)	(5.69)	6.51	(26.22	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2		1	1	1	1	.1
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	11.41	*	5.24	5.87	6.33	9.16	19.93	*
Tax expense (benefit) (%)[e]	1.88		(.65)	.74	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions (including interest expense and dividend expense for securities sold short) (%)[e]	3.48	*	.95	3.14	2.47	2.74	2.49	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[e]	3.48	*	.95	3.14	2.47	2.40	2.40	*
Ratio of net investment income (loss), before taxes (%)	(.04	)*	.02	(1.88)	(2.04)	(2.12)	(1.65	)*
Ratio of net investment income (loss), after taxes (%)[f]	(.02	)*	(1.63)	(2.62)	(2.05)	(2.12)	(1.65	)*
Portfolio turnover rate (%)	27	**	92	173	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).
[f]	Includes tax (expense) benefit derived from net investment income (loss) only.
*	Annualized
**	Not annualized
***	Amount is less than $.005

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	17

	Six Months Ended 5/31/20		Years Ended November 30,				Period Ended
Class S	(Unaudited)		2019	2018	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$6.07		$6.74	$7.05	$7.61	$7.26	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b,e]	.02		(.05)	(.13)	(.09)	(.06)	(.05)
Net realized and unrealized gain (loss)	(1.57)		(.17)	.19	(.25)	.62	(2.56)
Total from investment operations	(1.55)		(.22)	.06	(.34)	.56	(2.61)
Less distributions from:

Distributable earnings	—		(.13)	—	(.22)	—	—
Return of capital	(.18)		(.32)	(.37)	—	(.21)	(.13)
Total distributions	(.18)		(.45)	(.37)	(.22)	(.21)	(.13)
Net asset value, end of period	$4.34		$6.07	$6.74	$7.05	$7.61	$7.26
Total Return (%)[c]	(25.75	)**	(3.64)	.56	(4.72)	7.33	(25.70	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		4	6	7	1	.2
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	10.36	*	4.25	5.01	5.33	8.29	19.03	*
Tax expense (benefit) (%)[d]	1.88		(.65)	.74	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions (including interest expense and dividend expense for securities sold short) (%)[d]	2.58	*	.05	2.24	1.57	1.84	1.59	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[d]	2.58	*	.05	2.24	1.57	1.50	1.50	*
Ratio of net investment income (loss), before taxes (%)	.86	*	.92	(.97)	(1.14)	(.77)	(.71	)*
Ratio of net investment income (loss), after taxes (%)[e]	.88	*	(.73)	(1.71)	(1.15)	(.77)	(.71	)*
Portfolio turnover rate (%)	27	**	92	173	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).
[e]	Includes tax (expense) benefit derived from net investment income (loss) only.
*	Annualized
**	Not annualized

The accompanying notes are an integral part of the financial statements.

18	|	DWS RREEF MLP & Energy Infrastructure Fund

	Six Months Ended 5/31/20		Years Ended November 30,				Period Ended
Institutional Class	(Unaudited)		2019	2018	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$6.08		$6.75	$7.06	$7.62	$7.27	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b,e]	0.03		(.05)	(.11)	(.08)	(.08)	(.04)
Net realized and unrealized gain (loss)	(1.58)		(.16)	.17	(.25)	.65	(2.55)
Total from investment operations	(1.55)		(.21)	.06	(.33)	.57	(2.59)
Less distributions from:

Distributable earnings	—		(.14)	—	(.23)	—	—
Return of capital	(.18)		(.32)	(.37)	—	(.22)	(.14)
Total distributions	(.18)		(.46)	(.37)	(.23)	(.22)	(.14)
Net asset value, end of period	$4.35		$6.08	$6.75	$7.06	$7.62	$7.27
Total Return (%)[c]	(25.54	)**	(3.69)	.67	(4.61)	7.58	(25.69	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2	3	2	2	2
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	10.45	*	4.24	4.87	5.22	8.05	18.79	*
Tax expense (benefit) (%)[d]	1.88		(.65)	.74	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions (including interest expense and dividend expense for securities sold short) (%)[d]	2.48	*	(.05)	2.14	1.47	1.74	1.49	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[d]	2.48	*	(.05)	2.14	1.47	1.40	1.40	*
Ratio of net investment income (loss), before taxes (%)	.96	*	1.03	(.88)	(1.04)	(1.08)	(.55	)*
Ratio of net investment income (loss), after taxes (%)[e]	.98	*	(.63)	(1.62)	(1.05)	(1.08)	(.55	)*
Portfolio turnover rate (%)	27	**	92	173	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).
[e]	Includes tax (expense) benefit derived from net investment income (loss) only.
*	Annualized
**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	19

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS RREEF MLP & Energy Infrastructure Fund (the “Fund”) is a non-diversified series of Deutsche DWS Securities Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1

20	|	DWS RREEF MLP & Energy Infrastructure Fund

includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; length of time of a halt in trading of the security; movement in the security’s proxy index; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

DWS RREEF MLP & Energy Infrastructure Fund	|	21

Master Limited Partnerships. Master Limited Partnerships, or MLPs, are entities that receive partnership taxation treatment under the Internal Revenue Code, as amended, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units.

Federal Income Taxes. The Fund has not elected to qualify as a regulated investment company under Subchapter M of the of the Internal Revenue Code of 1986, as amended due to the concentration in Master Limited Partnerships, or MLP, securities. As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal, state and local income tax purposes and will pay federal, state and local tax on its taxable income.

MLPs are entities that receive partnership taxation treatment under the Internal Revenue Code of 1986, as amended, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To the extent that the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. A

22	|	DWS RREEF MLP & Energy Infrastructure Fund

change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes (rather than a partnership), which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income which could reduce the amount of cash available for distribution, result in a reduction of the value of the Fund’s investment, or lower income to the Fund.

The Fund generally will accrue a deferred income tax liability for the future tax liability associated with the capital appreciation of its investments and reduction in basis as a result of distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. The Fund’s tax expense or benefit, if any, is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit is related. To the extent the Fund has a net deferred tax asset, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the net deferred tax asset, is required. These calculations are subject to numerous estimates and assumptions, including estimates of the amount and character of distributions expected to be received from MLP investments; assumptions regarding whether or not netting of certain assets and liabilities is permitted; assumptions and judgments regarding the likelihood of realizing deferred tax assets; and estimates of the appropriate tax rates.

The Fund has determined that no accrual for uncertain tax positions is required.

The Fund recognizes interest and penalties related to income taxes as a component of income tax expense. The Fund is estimating that for the six months ended of May 31, 2020, none of the current tax expense is related to interest and penalties.

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate of 2.41%, net of federal benefit. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

DWS RREEF MLP & Energy Infrastructure Fund	|	23

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gain (loss) before income taxes for the six months ended of May 31, 2020 as follows:

Effective Tax Rate Reconciliation
Provision at statutory rates	$(338,569)	21.00%
State taxes, net of federal tax benefit	(38,855)	2.41%
Permanent differences	(23,410)	1.45%
Projected Income Tax Expense on Liquidation of the Fund*	100,000	(6.20)%
Change in valuation allowance	400,834	(24.86)%
Net income tax expense/(benefit)	$100,000	(6.20)%

*

The Fund liquidated on July 23, 2020. As a result of the liquidation, the Fund is expected to recognize ordinary income associated with the full disposition of its MLP holdings. The tax expense of $100,000 represents the income tax estimated on the pending liquidation which was expensed by the Fund as of the semi-annual period ended May 31, 2020.

For the six months ended of May 31, 2020, the components of the Fund’s net deferred tax asset (liability) were as follows:

Deferred Tax Assets (Liabilities)
Capital loss carryforward	$449,882
Unrealized gain on investment securities	270,598
Valuation allowance	(720,480)
Net deferred tax assets (liabilities)	$—

At May 31, 2020, the Fund had capital loss carryforwards, which may be carried forward until the Fund’s liquidation on July 23, 2020 as follows:

From Fiscal Year Ended	Expiration	Amount
November 30, 2015	November 30, 2020	$36,593
November 30, 2016	November 30, 2021	$442,474
November 30, 2018	November 30, 2023	$175,419
November 30, 2019	November 30, 2024	$223,428
May 31, 2020	November 30, 2025	$1,043,838

As a result of the Fund’s liquidation on July 23, 2020, it is anticipated that none of the capital losses listed above will be utilized and therefore a full valuation allowance has been booked against them.

For the six months ended of May 31, 2020, the Fund has recorded a valuation allowance to offset the deferred tax asset, as the Fund has determined at November 30, 2019, based on historical evidence, it is unlikely the deferred tax asset will be realized.

24	|	DWS RREEF MLP & Energy Infrastructure Fund

The Fund’s income tax expense/(benefit) consists of the following:

May 31, 2020	Current	Deferred	Total
Federal	$89,705	$(359,569)	$(269,864)
State	10,295	(41,265)	(30,970)
Valuation allowance	—	400,834	400,834
Total tax expense/(benefit)	$100,000	$—	$100,000

Distributions. The Fund anticipates making distributions to its shareholders each fiscal quarter of substantially all of the Fund’s distributable cash flow. The Fund’s distributable cash flow will be determined prior to deducting the Fund’s expenses and taxes. The Fund is not required to make such distributions and, consequently, may not make a distribution or may make a distribution less than such amount for a given quarter. Although the Fund expects that a significant portion of its distributions will be treated as nontaxable returns of capital or taxable gains, no assurance can be given in this regard.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2020, the aggregate cost for federal income tax purposes was $4,627,132 At May 31, 2020, net unrealized depreciation for all securities based on tax cost was $1,156,033. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $109,061 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,265,094.

The tax character of current year distributions will be determined on July 23, 2020, the Fund’s liquidation date.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against

DWS RREEF MLP & Energy Infrastructure Fund	|	25

the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Distributions from MLPs are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and the actual amounts may differ from the estimated amounts. The Fund has estimated 100% of distributions from MLPs as return of capital. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s cost basis in the interests of the MLP is reduced. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended of May 31, 2020, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $1,427,284 and $3,506,166, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

RREEF America L.L.C. (“RREEF”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

26	|	DWS RREEF MLP & Energy Infrastructure Fund

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.

For the period from December 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive 0.20% of the Fund’s management fee.

For the period from December 1, 2019 through July 23, 2020, the Fund’s liquidation date the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and dividend expenses on short sales) of each class as follows:

Class A	.85%
Class C	1.60%
Class S	.70%
Institutional Class	.60%

For the six months ended of May 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$36,737
Class C	21,704
Class S	173,092
Institutional Class	67,215
$298,748

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020 for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administer Services Agreement, the fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended of May 31, 2020, the Administration Fee was $2,628, of which $276 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent

DWS RREEF MLP & Energy Infrastructure Fund	|	27

functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended of May 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2020

Class A	$221	$80
Class C	35	17
Class S	366	125
Institutional Class	53	24
	$675	$246

In addition, for the six months ended of May 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$366
Class C	327
Class S	1,866
Institutional Class	1,287
$3,846

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended of May 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2020

Class C	$1,434	$127

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

28	|	DWS RREEF MLP & Energy Infrastructure Fund

accounts the firms service. For the six months ended of May 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2020	Annualized Rate

Class A	$787	$217	.24%
Class C	474	56	.25%
	$1,261	$273

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended of May 31, 2020 aggregated $30.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the six months ended May 31, 2020, the CDSC for Class C shares aggregated $1,517. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press services to the Fund. For the six months ended of May 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $7,757, of which $7,522 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the

DWS RREEF MLP & Energy Infrastructure Fund	|	29

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Investing in Master Limited Partnerships

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest-rate volatility, these investments could have poor returns.

MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic and other conditions.

E. Energy Infrastructure Concentration Risk

The Fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy infrastructure sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy infrastructure sector are subject to specific risks, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

30	|	DWS RREEF MLP & Energy Infrastructure Fund

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At May 31, 2020, there was one shareholder account that held approximately 43% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2020.

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2020		Year Ended November 30, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	72,171	$332,558	58,782	$414,324
Class C	5,356	21,250	31,389	203,281
Class S	162,617	876,784	218,618	1,520,999
Institutional Class	24,918	144,950	302,248	2,085,938
		$1,375,542		$4,224,542

Shares issued to shareholders in reinvestment of distributions
Class A	5,080	$23,319	7,450	$49,586
Class C	1,648	7,995	5,080	33,750
Class S	18,967	89,371	52,102	350,050
Institutional Class	5,672	28,114	28,497	191,710
		$148,799		$625,096

DWS RREEF MLP & Energy Infrastructure Fund	|	31

	Six Months Ended May 31, 2020		Year Ended November 30, 2019
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(50,515)	$(253,271)	(91,344)	$(616,688)
Class C	(56,337)	(278,265)	(53,464)	(366,727)
Class S	(403,930)	(2,023,864)	(495,275)	(3,666,404)
Institutional Class	(198,710)	(961,758)	(430,079)	(2,869,415)
		$(3,517,158)		$(7,519,234)

Net increase (decrease)
Class A	26,736	$102,606	(25,112)	$(152,778)
Class C	(49,333)	(249,020)	(16,995)	(129,696)
Class S	(222,346)	(1,057,709)	(224,555)	(1,795,355)
Institutional Class	(168,120)	(788,694)	(99,334)	(591,767)
		$(1,992,817)		$(2,669,596)

I. Other

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

J. Fund Liquidation

Upon the recommendation of the Advisor, the Fund’s Board of Trustees authorized the Fund’s termination and liquidation, effective on July 23, 2020 (the “Liquidation Date”). Accordingly, the Fund redeemed all of its outstanding shares on the Liquidation Date. The Fund was closed to new investors, subject to certain exceptions, effective the close of business on May 29, 2020.

32	|	DWS RREEF MLP & Energy Infrastructure Fund

K. Subsequent Event

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

DWS RREEF MLP & Energy Infrastructure Fund	|	33

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2019 to May 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

34	|	DWS RREEF MLP & Energy Infrastructure Fund

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$741.90	$739.50	$742.50	$744.60
Expenses Paid per $1,000*	$3.69	$6.94	$3.04	$2.61

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$1,020.69	$1,016.95	$1,021.44	$1,021.94
Expenses Paid per $1,000*	$4.28	$8.05	$3.53	$3.02

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF MLP & Energy Infrastructure Fund†	.85%	1.60%	.70%	.60%

†	Tax expense (benefit) of 3.77% is not included in the ratio calculation.

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS RREEF MLP & Energy Infrastructure Fund	|	35

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

36	|	DWS RREEF MLP & Energy Infrastructure Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS RREEF MLP & Energy Infrastructure Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2019.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its

DWS RREEF MLP & Energy Infrastructure Fund	|	37

inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2018, the Fund’s performance (Class A

38	|	DWS RREEF MLP & Energy Infrastructure Fund

shares) was in the 1st quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one-year period ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective December 1, 2018, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.80%. With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

DWS RREEF MLP & Energy Infrastructure Fund	|	39

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The

40	|	DWS RREEF MLP & Energy Infrastructure Fund

Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS RREEF MLP & Energy Infrastructure Fund	|	41

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

42	|	DWS RREEF MLP & Energy Infrastructure Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group. RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DMPAX	DMPCX	DMPSX	DMPIX
CUSIP Number	25159L 489	25159L 471	25159L 455	25159L 463
Fund Number	1016	1316	2016	1416

DWS RREEF MLP & Energy Infrastructure Fund	|	43

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

44	|	DWS RREEF MLP & Energy Infrastructure Fund

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

DWS RREEF MLP & Energy Infrastructure Fund	|	45

Notes

Notes

DMEIF-3

(R-038423-6 7/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF MLP & Energy Infrastructure Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/30/2020